Tortoise Energy Infrastructure Corp
Consolidated Schedule of Investments
August 31, 2026 (Unaudited)

COMMON STOCKS - 107.2%	Shares	Value
Australia Data Center Infrastructure - 0.6%
IREN Limited (e)	170,904	$ 6,343,102

Canada Natural Gas Pipelines - 1.9%
TC Energy Corporation	354,238	22,150,502

Netherlands Electrical Infrastructure - 1.0%
Innio N.V. (e)	562,919	11,370,964

United States Crude Oil Pipelines - 5.8%
Plains GP Holdings, L.P.	2,362,414	66,667,323

United States Data Center Infrastructure - 3.1%
Applied Digital Corporation (e)	258,436	6,566,859
Cipher Digital Inc. (e)	463,263	7,180,576
Hut 8 Corp. (e)	88,242	6,939,351
Riot Platforms, Inc. (e)	376,583	7,153,194
TeraWulf Inc. (e)	456,907	6,913,003
		34,752,983

United States Electrical Infrastructure - 10.5%
GE Vernova Inc.	39,343	35,350,866
MasTec, Inc.	115,307	27,648,312
MYR Group Inc.	64,723	18,861,577
Quanta Services, Inc.	61,819	37,529,697
		119,390,452

United States Gathering and Processing - 0.9%
Hess Midstream LP	261,726	10,524,002

United States Local Gas Distribution - 4.7%
CenterPoint Energy, Inc.	991,475	39,262,410
NiSource Inc.	336,349	13,763,401
		53,025,811

United States Natural Gas Pipelines - 48.9%
Cheniere Energy, Inc. (e)	408,576	119,177,533
DT Midstream, Inc.	280,176	36,708,660
ONEOK, Inc.	931,142	89,398,943
Targa Resources Corp. (e)	528,529	155,202,541
The Williams Companies, Inc. (e)	1,667,752	125,164,788
Venture Global, Inc.	2,205,536	32,289,047
		557,941,512

United States Power - 29.8%
American Electric Power Company, Inc.	249,485	30,544,449
Constellation Energy Corporation	119,078	32,719,062
DTE Energy Company	167,370	22,700,393
Entergy Corporation	756,066	80,377,376
Evergy, Inc.	530,872	43,011,249
Sempra	756,391	61,797,145

Solaris Energy Infrastructure, Inc. (e)	306,745		15,573,444
Talen Energy Corporation (e)	100,639		29,764,991
Vistra Corp.	172,882		23,748,800
			340,236,909
TOTAL COMMON STOCKS (Cost $1,180,237,363)			1,222,403,560

MASTER LIMITED PARTNERSHIPS - 25.5%	Units		Value
United States Gathering and Processing - 5.1%
Western Midstream Partners, LP	1,215,619		58,471,274

United States Natural Gas Pipelines - 11.6%
Energy Transfer LP	3,458,208		74,386,054
Enterprise Products Partners L.P.	1,476,553		57,319,787
			131,705,841

United States Refined Products Pipelines - 8.8%
MPLX LP	1,699,601		100,565,391
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $114,876,874)			290,742,506

PRIVATE NOTES - 0.2%	Par		Value
Bermuda Solar - 0.2%
Saturn Solar Bermuda 1 Ltd., 10.00%, 12/31/2026 (b)(c)	2,400,000		2,547,360
TOTAL PRIVATE NOTES (Cost $2,570,451)			2,547,360

PRIVATE LIMITED PARTNERSHIPS - 4.9%	Shares		Value
United States Power - 4.9%
KH Homer City LP (b)(c)	N/A		55,731,850
TOTAL PRIVATE LIMITED PARTNERSHIPS (Cost $50,000,000)			55,731,850

SHORT-TERM INVESTMENTS (a)
MONEY MARKET FUNDS - 0.0% (a)	Shares		Value
Invesco Government & Agency Portfolio - Institutional Class, 3.68% (d)	359,471		359,471
TOTAL MONEY MARKET FUNDS (Cost $359,471)			359,471

TOTAL INVESTMENTS - 137.8% (Cost $1,348,044,159)			1,571,784,747
Credit Facility Borrowings - (5.0)%			(57,300,000)
Senior Notes - (19.7)%			(225,003,052)
Mandatory Redeemable Preferred Stock at Liquidation - (11.4)%			(129,905,300)
Liabilities in Excess of Other Assets - (1.7)%		(0.37845)	(19,324,785)
TOTAL NET ASSETS - 100.0%			$ 1,140,251,610

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $58,279,210 or 5.1% of net assets as of August 31, 2026.

(c)	Restricted Securities have a total fair value of $58,279,210 which represents 5.1% of net assets as of August 31, 2026.
(d)	The rate shown represents the 7-day annualized yield as of August 31, 2026.
(e)	Held in connection with written option contracts. See Schedule of Written Options for further information.

Tortoise Energy Infrastructure Corp
Consolidated Schedule of Written Options
August 31, 2026 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Call Options - (0.1)% (a)(b)
Applied Digital Corporation
Expiration: 09/18/2026; Exercise Price: $41.00	$ (5,877,333)	(2,313)	$ (6,939)
Expiration: 09/18/2026; Exercise Price: $42.00	(688,611)	(271)	(813)
Cheniere Energy, Inc., Expiration: 09/18/2026; Exercise Price: $311.00	(26,689,635)	(915)	(212,449)
Cipher Digital Inc., Expiration: 09/18/2026; Exercise Price: $28.00	(7,179,600)	(4,632)	(18,528)
Hut 8 Corp., Expiration: 09/18/2026; Exercise Price: $132.00	(6,936,048)	(882)	(3,673)
Innio N.V., Expiration: 09/18/2026; Exercise Price: $32.50	(11,370,580)	(5,629)	(4,967)
IREN Limited, Expiration: 09/18/2026; Exercise Price: $75.00	(6,342,953)	(1,709)	(3,418)
Riot Platforms, Inc., Expiration: 09/18/2026; Exercise Price: $32.00	(7,151,618)	(3,765)	(7,530)
Solaris Energy Infrastructure, Inc., Expiration: 09/18/2026; Exercise Price: $78.00	(15,571,159)	(3,067)	(13,766)
Talen Energy Corporation, Expiration: 09/18/2026; Exercise Price: $400.00	(29,753,456)	(1,006)	(95,570)
Targa Resources Corp., Expiration: 09/18/2026; Exercise Price: $340.00	(1,262,695)	(43)	(4,730)
TeraWulf Inc., Expiration: 09/18/2026; Exercise Price: $24.00	(6,912,897)	(4,569)	(18,276)
The Williams Companies, Inc., Expiration: 09/18/2026; Exercise Price: $78.25	(31,288,345)	(4,169)	(262,625)
TOTAL WRITTEN OPTIONS (Premiums received $767,511)			$ (653,284)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of August 31, 2026 (Unaudited)

Tortoise Energy Infrastructure Corp (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$ 1,222,403,560	$ –	$ –	$ 1,222,403,560
Master Limited Partnerships	290,742,506	–	–	290,742,506
Private Limited Partnerships	–	–	55,731,850	55,731,850
Private Notes	–	–	2,547,360	2,547,360
Money Market Funds	359,471	–	–	359,471
Total Investments	$ 1,513,505,537	$ –	$ 58,279,210	$ 1,571,784,747

Liabilities:
Investments:
Written Options	$ (36,976)	$ (616,308)	$ –	$ (653,284)
Total Investments	$ (36,976)	$ (616,308)	$ –	$ (653,284)

Refer to the Consolidated Schedule of Investments for further disaggregation of investment categories.